Cover Page                                                                497(d)
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    SUPPLEMENT DATED FEBRUARY 22, 2002 TO THE CURRENT PROSPECTUSES FOR THE:
        o   EQUITABLE LIFE VARIABLE ANNUITY PROSPECTUSES
        o   EQUITABLE LIFE VARIABLE LIFE PROSPECTUSES

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This Supplement updates the current Prospectuses for variable life insurance and variable annuity products issued by The Equitable Life Assurance Society of the United States ("Equitable"). You should read this Supplement in conjunction with the Prospectuses and retain them for future reference.

The primary purpose of this Supplement is to provide you with information about an additional investment adviser for the EQ/Balanced Portfolio ("Portfolio") and the reorganization of Equitable Distributors, Inc., a distributor of Equitable's insurance products.

                  ADDITIONAL ADVISER FOR EQ/BALANCED PORTFOLIO

Effective December 6, 2001, in addition to Alliance Capital Management, L.P., Capital Guardian Trust Company, Prudential Investments Fund Management LLC and Jennison Associates LLC, Equitable, as the Investment Manager of the EQ Advisors Trust ("Trust") and with the approval of the Trust's Board of Trustees, appointed Mercury Advisers ("Mercury"), a division of Fund Asset Management, L.P. ("FAM"), to serve as an additional adviser for this Portfolio.


                 REORGANIZATION OF EQUITABLE DISTRIBUTORS, INC.

In January 2002, AXA Distributors, LLC ("AXA Distributors") became a successor by merger to all of the functions, rights and obligations of Equitable Distributors, Inc. ("EDI"), including the role of Distributor of shares of the Trust and principal underwriter of some of Equitable's variable life and variable annuity insurance products. Like EDI, AXA Distributors is owned by Equitable Holdings, LLC. Accordingly, all references to EDI as a Distributor of the Trust or principal underwriter of Equitable's insurance products in the Prospectuses and Statements of Additional Information should be replaced with AXA Distributors.

NOTICE AND SUPPLEMENT DATED FEBRUARY 22, 2002 TO THE CURRENT PROSPECTUSES FOR
THE:

    o  EQUITABLE VARIABLE ANNUITY CONTRACTS
    o  EQUITABLE VARIABLE LIFE CONTRACTS
    o  EQ ADVISORS TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

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We are asking the Securities and Exchange Commission ("SEC") to approve the substitution of securities issued by the EQ Advisors Trust's ("Trust") EQ/Putnam International Equity Portfolio ("Substituted Portfolio") for securities issued by another portfolio of the Trust, the EQ/T. Rowe Price International Stock Portfolio ("Removed Portfolio"), that is currently available under the variable investment options (the "Substitution"). The Substituted Portfolio has substantially similar investment objectives, strategies, and principal risks as the Removed Portfolio. A description of each Portfolio is contained in the Trust's Prospectus dated May 1, 2001, a copy of which was previously provided to you. If the Substitution is approved, the assets of the Removed Portfolio would be transferred to the Substituted Portfolio, which will be available for investment under a corresponding variable investment option.

We believe that this Substitution is in your best interest because the Substituted Portfolio is substantially similar to the Removed Portfolio and has performed better than the Removed Portfolio over their relatively short four-year histories. In addition, the combination of the Substituted and Removed Portfolios may provide greater opportunities for diversifying investments. Immediately after the Substitution, the Substituted Portfolio also will have the same expense ratio that the Removed Portfolio had immediately before the Substitution due to an expense limitation agreement. Equitable is the manager of the Substituted Portfolio and the Removed Portfolio. Putnam Investment Management provides the day-to-day advisory services to the Substituted Portfolio. Putnam is an indirect subsidiary of Marsh & McLennan Companies, Inc.
T. Rowe Price International, Inc. is the adviser for the Removed Portfolio.

You should note that:

     o No action is required on your part. You will not need to vote a proxy, file a new election or take any other action if the SEC approves the Substitution.

     o The elections you have on file for allocating your account value and contributions will remain unchanged until you direct us otherwise.

     o The Equitable Life Assurance Society of the United States will bear all expenses, including legal, accounting, brokerage and other fees and expenses, directly related to the Substitution.

     o On the effective date of the Substitution, your account value will be the same as before the transaction.

     o    The Substitution will have no adverse tax consequences for you.


Subject to SEC approval, which cannot be assured, we expect the Substitution to be completed on or about May 1, 2002. It will affect everyone who has amounts invested in the Removed Portfolio at that time. Of course, you may transfer your account value among the investment options, as usual. Any transfer fees that otherwise would apply will be waived on transfers you make within 30 days before or after the Substitution. These transfers also will not count against the limit (if any) on the number of transfers permitted under your Contract.

We will notify you when we receive SEC approval, and again when the Substitution is complete.

    Please write to The Equitable Life Assurance Society of the United States
              1290 Avenue of the Americas, New York, New York 10104
                                for a copy of the
      Trust Prospectus or an Equitable Variable Annuity or Life Prospectus


141495 v3 - February 8, 2002